Exhibit 99.1

Investor Meetings May 25-31, 2013 Cross WindsEnergy Park Consumers Smart Energy Program

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy provides financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. Certain of these items have the potential to impact, favorably or unfavorably, the company's reported earnings in 2013. The company is not able to estimate the impact of these matters and is not providing reported earnings guidance.

EPS a and Dividend Growth . . Dividend 0 20¢ 36¢ 50¢ 66¢ 84¢ 96¢ $1.02 2006 2007 2008 2009 2010 2011 2012 2013 Future Payout 0% 25% 30% 40% 49% 58% 62% 62% 32% 27% 14% 39% 80% 6% $0.81 b a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock $0.90 $0.96 $1.08 $0.84 $1.21 $1.26 $1.36 $1.45 $1.55 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E Future

CMS Energy MODEL . . . .

Investment

•Ten Year—$15 Billion

•“Needed Not Wanted” Catalysts

•Constructive Regulation

•Visible Capital Investment

•Sales Recovery

•Strong Customer Focus

•Credit Rating Upgrade

•Growth Self-funded

Self-Imposed Limits

•Base Rates < 2%

•O&M Down 1% Next Five Years

RESULTS

Consistent

Predictable

. . . . work

Model Delivers . . . . . . . . g. good, future return ood, opportunity.

Above Average ReturnAbove Return EPSEPSaa Growth vsvs PeersPeers

Future

Return

•Attractive dividend yield 4%

•62% payout ratio

•EPS growth rate 5%-7%

•Driven by $7 billion investment in regulated Utility over next five years

Shareowner return 9%-11% ing well. well.

Ten-Year Growth

CMS

Peers Future

a Adjusted EPS (non-GAAP)

Consumers Energy . . . .

5

•Fourth largest combination utility in the United States

•1.8	million electric and 1.7 million gas customers

•8,600 MW of owned and purchased generation capacity

•312 TBtu of gas storage capacity

•Premium regulatory environment

OverviewOverview TerritoryTerritory

. . . . one of largest investors and employers in Michigan.

Near-Term Catalysts. Michigan.

1.Constructive regulation

•Governor supportive of 2008 Energy Law

2.Capital	investment

•Ten-year visibility——$15 billion investment plan

3.Sales	recovery

•Michigan GDP up 3.3% in 2012 (6th best state)

4.Strong	customer focus

•Leader in cost control; base rate increases < 2%

5.Credit	rating upgrade

Parent upgraded to investment grade; Utility upgraded as well

6.Growth	self-funded

•NOLs and tax credits avoid need for block equity

CATALYST #1 – Constructive Regulation . . . .

CMS ENERGY

2008 Energy Law

Growth
- Renewable energy plan ✓
- Energy optimization ✓

Speed
- File and implement ratemaking ✓
- Forward test year ✓

Risk Mitigation
- Retail open access cap ✓
- Decoupling ✓

Opportunities
- Further streamline rate case processes
- Future investment recovery mechanism

Commission



John Quackenbush, Chairman
Term Ends: July 2, 2017



Orjiakor Isiogu
Term Ends: July 2, 2013



Greg White
Term Ends: July 2, 2015

Consumers Energy Electric Rate Case – First uncontested settlement ever!

. . . . provides improvements for customers and investors.

7

CATALYST #2 – *Capital Investment Plan . . . .*

Major Projects



Karn/Weadock Generating Complex, *Environmental Compliance, Increased capacity*
Ludington Pumped Storage Plant, *Reliability & Capacity*
Cross Winds® Energy Park
Thetford Natural Gas-Fired Plant
Consumers Smart Energy Program
Campbell Generating Plant, *Environmental Compliance*
Gas Transmission & Storage *Reliability & Automation*

Capital Investment



Amount
(bils)
$8.0
$7.3
$7.0
New Gas Plant
$6.5
Average Base Rate Increases
2013-2017
2018-2022
<2%
<2%

. . . . drives EPS and cash flow growth.

8

Long-Term Capital Investment a . . . .

. . . . t. tenen—year plan provides longyear long—term visible growth.

a Source: 10K; actual amounts through 2012 smoothed for illustration

0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 2003 2004 2005 2006 2007 2008 2009 2010 011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

CATALYST #3 – Electric Sales Recovery a . . . .

10 . . . . steady, stronger than other service territories. territories.

a Weather normalized

b Excluding one company with Economic Development Tariff Source: EEI IndustrialIndustrial

TotalTotal

Consumers

vs Peers—4% —6% 10% 4% 4%b 1%b—2%—3% 2% 1% 1%b .5%b —2% —9% 6% 2%—1% 0% —3% 2% 0%—1% 2008 2009 2010 2011 2012 2013E 2008 2009 2010 2011 2012 2013E

Michigan Economy in 2011

Gross Domestic Product Growth: 2011 vs 2010 Highest quintile

Fourth quintile

Third quintile

Second quintile

Lowest quintile

Michigan Economy in 2012 . . .

. . continued strong performance. Estimated Gross Domestic Product Growth: 2012 vs 2011

Source: U.S. Department of Commerce

Highest quintile

Fourth quintile

Third quintile

Second quintile

Lowest quintile

CATALYST #4 – Strong Customer Focus . . . .

inExamples of Cost ReductionsExamples Reductions

Electric NonElectric Non—fuel O&M Costfuel Cost

Source: SNL data service

✓Three voluntary separation programs

✓Pension prefunding

✓Health care sharing

✓Labor agreements

✓SAP efficiencies

✓Productivity up 41%

-0.5% Consumers

Peer Average up 7%

Annual Change 2012 over 2006 543945-001 23May13

Strong Customer Focus – O&M Cost Control . . . .

Examples of Cost ReductionsExamples Reductions Amount Past (annual average) (mils)

•Western coal $250

•Workforce restructuring 70 and benefit plans

•SAP 40

•Productivity 50 Future (2013-2017E)

•Small coal plants mothballed $60

•Productivity 50

•Benefit plans 40

•Consumers Smart Energy 60

CATALYST #5 – Credit Rating Upgrade

Scale S&P / Fitch Moody’s S&P Moody’s Fitch A A2 Consumers Secured A— A3 BBB+ Baa1 BBB Baa2 BBB— Baa3 BB+ Ba1 CMS Unsecured BBB— Baa3 BB+ Ba1 BB Ba2 BB— Ba3 B+ B1 B B2 B— B3 Outlook Stable Stable Positive

Operating Cash Flow Growth

16 (0.5) 0.0 0.5 1.0 1.5 2.0 2.5 2011 2012 2013E 2014E 2015E 2016E 2017E Amount (bils) $ $2.1 Interest Working capital and taxes Base Investment $1.6 $1.9 $2.0 Cash flow before dividend Investment choices a Non-GAAP NOLs & Credits $0.8 $0.7 $0.7 $0.4 $0.4 $0.2 $0.1

CATALYST #6 – EPS Growth

$0.8 $0.7 $0.7 $0.4 $0.4 $0.2 $0.1 2011 2012 2013E 2014E 2015E 2016E 2017E Gross NOLs (bils) $1.5 $1.2 $1.1 $0.3 $0.2 $0 $0 “Block” Equity a 0 0 0 0 0 0 0 Net NOLs and Tax CreditsNet Credits             a Maintain existing DRIP and continuous equity program 543945-001 23May13 13:40 Page 22

Five Key Takeaways . . . .

18 +11% +7% +12% +12% +4% +8% +7% Target 6%—8% Actual = 8% Target 5%—7% Actual = 7%             a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 EPS a Growth 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 +7% 7% $1.70 5% Growth •5%-7% real growth •Dividend growth in line with earnings •Gross operating cash flow up $0.1 billion per year Transparent •Ten-year investment plan •Constructive regulatory climate Predictable On track for 11th consecutive year of consistent, attractive financial performance

Capital Expenditures 201220132014201520162017Total(mils)(mils)(mils)(mils)(mils)(mils)(mils)ElectricDistribution214$ 198$ 196$ 195$ 205$ 181$ 975$ Generation99 54 86 122 135 104 501 New Customers36 36 55 46 48 45 230 Other86 99 88 78 75 85 425 Base Capital435$ 387$ 425$ 441$ 463$ 415$ 2,131$ GasDistribution129$ 153$ 143$ 125$ 122$ 139$ 682$ New Customers50 37 36 36 36 37 182 Other60 58 56 38 41 44 237—Base Capital239$ 248$ 235$ 199$ 199$ 220$ 1,101$ Total base capital674$ 635$ 660$ 640$ 662$ 635$ 3,232$ Investment ChoicesEnvironmental170$ 331$ 314$ 247$ 154$ 97$ 1,143$ Reliability135 163 134 106 100 159 662 Gas Infrastructure110 142 154 133 116 118 663 Thetford Gas Plant—6 112 346 237 49 750 Renewables183 31 77 153 5 1 267 Consumers Smart Energy49 66 61 45 53 98 323 Total Choices647$ 739$ 852$ 1,030$ 665$ 522$ 3,80

2013 Cash Flow Forecast (non-GAAP)

CMS Energy ParentCMS Parent Cash at year end 201253$ SourcesConsumers Energy dividend and tax sharing545$ Enterprises20 Sources565$ UsesInterest and preferred dividend(135)$ Overhead and Federal tax payments(15) Equity infusion(150) Pension contribution(1)Uses a(310)$ Cash flow255$ Financing and DividendNew issues250$ Retirements 0DRP, continuous equity35 Net short-term financing & other(5) Common dividend(270) Financing10$ Cash at year end 2013318$ Bank Facility ($550) available548$ Amount(mils)

Consumers EnergyConsumers Energy

a Includes other

b Includes cost of removal and capital leases Cash at year end 20125$ SourcesOperating (depreciation & amortization $620)1,770$ Other working capital(70)Sources1,700$ UsesInterest and preferred dividend(220)$ Capital expenditures b(1,375) Dividend and tax sharing $(135) to CMS(545) Pension contribution(49)Uses(2,189)$ Cash flow(489)$ FinancingEquity150$ New issues325 Retirements0Net short-term financing & other35 Financing510$ Cash at year end 201326$ Bank Facility ($650) available648$ AR Facility ($250) available125

2013 Sensitivities

Annual Impact Sensitivity EPS OCF (mils) Sales a •Electric (36,338 Gwh) •Gas (295 TBtu) + 1% + 5 + $0.05 + 0.07 + $20 + 30 Gas prices (NYMEX) + $1.00 0.01 60 ROE (authorized) •Electric (10.3%) •Gas (10.3%) + 25 bps + 25 + 0.03 + 0.01 + 12 + 5

Capital Investment . . . .

. . . . a. at sustainable t customer “base rate” increases.

2013 –– 2017 Plan2017 Plan

Customer base rates <2% >4%>4%

Opportunity LevelOpportunity Level

•Faster Consumers Smart Energy

•Pipe replacements

•Pole replacements

•More gas generation

Capacity . .. . .

4,500 5,000 5,500 6,000 6,500 7,000 7,500 8,000 8,500 9,000 9,500 2012 2013 2014 2015 2016 2017 Installed Capacity Excl Classic 7 Classic 7 Coal Plants Peak Demand with 11% Reserve Margin Peak Demand with 18% Reserve Margin Up to 1,500 MW

Gas Plant CON

Generating plant investments exceeding $500 millionGenerating million

••Demonstrate need through an Integrated Resource PlanDemonstrate Plan

••File early summer 2013File 2013

••Decision within 270 daysDecision days

2017

Air Permit

Certificate of Necessity

Project

Investment (mils)

$6

$112

trong Customer Focus – Propane to Gas Switching . . . .

26 ••70,000 potential customers70,000 customers

••Saves customers ~$2,000 per yearSaves year 1,345 3,000 5,000 2,738 8,600 8,600 2012 2013E Future 2013E-2017E Propane to Gas Total New Customers Annual Customer Switching . . . . Pace Picking UpAnnual Up

Rate Cases .. . . .

GasGas

Amount (mils)

Request $49 Capital Investment (w/o working capital) 120% Memo: Customer gas prices down $(150) 2015 Capex Adjustment Mechanism (18 months) $70 Staff testimony July 2 Self-implementation filing July 12 Self-implementation date August 1 Proposal for decision November 18

Final order by January 31 focused on capital investment. ocused ElectricElectric

Amount (mils) Self-implemented 3/19 (ROE @ 10.3%) $110 ROE @ 10.3% $— Investment (10) O&M (11) MPSC Order 5/15 $ 89 Proposal for Decision on AMI July 9 Final order by September 18

Rate Cases . . . .

CMS ENERGY

Electric

	Amount (mils)
Self-implemented 3/19 (ROE @ 10.3%)	$110
ROE @ 10.3%	$ -
Investment	(10)
O&M	(11)
MPSC Order 5/15	$ 89

Proposal for Decision on AMI	July 9
Final order by	September 18

Gas

	Amount (mils)
Request	$49
Capital Investment (w/o working capital)	120%
Memo: Customer gas prices down	$(150)
2015 Capex Adjustment Mechanism (18 months)	$70

Staff testimony	July 2
Self-implementation filing	July 12
Self-implementation date	August 1
Proposal for decision	November 18
Final order by	January 31

. . . . focused on capital investment.

27

Liquidity (as of 3/31/13) . . . .

. . . strong and conservative. conservative.

$2.0 Billion$Billion CMS Energy 5-year revolver—2017 Consumers Energy Cash AR Facility—2014 5-year revolver—2017 5-year revolver—2017 $548 mils 498 150 250 586 AvailabilityAvailability Recent Financing ActivitiesRecent Activities CMS Energy •$250 Million prefunding – 30-year debt at 4.7% issued in March •Issued remaining $20 million of continuous equity program in March •Filed prospectus for another $50 million to be issued periodically Consumers Energy •$425 Million refinancing of 2014/2015 FMBs; 30-year term; 3.95% rate issued in May

2590Consumers & Operating StatisticsElectric 31201220112010200920082007ELECTRIC COSTS ($ Millions)Residential$1,785$1,678$1,614$1,387$1,414$1,326Commercial1,2281,1971,1661,0991,1291,111Industrial781784749677810775Other383940363230Total customers$3,832$3,698$3,569$3,199$3,385$3,242Wholesale232120192223Retail access534354311515Intersystem 6491999411392Miscellaneous596060645971Total revenue$4,031$3,913$3,802$3,407$3,594$3,443Fuel generation$517$559$520$460$483$385Purchased power1,4251,3481,3081,2321,3881,449DEPRECIATION AMORTIZATION$459$412$450$441$438$397OPERATING INCOME$743$712$672$488$576$413NET INCOME$325$333$303$194$271$196DELIVERIES 0,56311,153Other220224235230225231Total customers33,75633,60233,29033,11735,61136,974Wholesale347332325328333496Retail access3,9813,9014,0792,3261,5411,364Intersystem 1,7111,3491,3941,2771,1761,329Total deliveries39,79539,18439,08837,04838,66140,163AVERAGE kWh)Residential13.8412.9812.4511.2011.0010.04Commerical11.2110.9810.589.809.438.98Industrial8.068.218.277.297.676.95Other17.2717.41.0215.6514.2212.99Total11.3511.0110.729.669.518.77ELECTRIC December 31)Residential1,571,8731,571,3191,569,1831,566,9801,584,7521,575,386Commercial206,627207,490210,380210,223208,931211,365Industrial7068,6918,8818,7708,5058,619Retail Access1,0651,0781,095861642642Other1,3201,3001,2871,2822,0452,025Total1,789,5911,789,8781,790,8261,788,1161,804,8751,798,037AUTEQUITY10.30%10.70%10.70%10.70%10.70%11.15%FINANCIAL10.20%11.00%10.60%6.40%19.40%7.50%Millions)$7,741$7,442$6,815$6,459$6,175$5,407COOLING year607584571578579545Actual days942767884379542773Warmer 55 31 55 (34) (6) 42 502513855(461)146736HEADCOUNT 7,2057,4357,5227,7557,6977,6141 Decommissioning refund2 weather station, normal equals average of preceding 15 year time period 5

Energy Investor Relationswww.cmsenergy.comOne

Consumers Energy

Electric Utility

Financial & Operating Statistics

Years Ended December 31	2012	2011	2010	2009	2008	2007
ELECTRIC REVENUE AND POWER COSTS ($ Millions)						
Residential	**$1,785**	$1,678	$1,614	$1,387	$1,414	$1,326
Commercial	**1,228**	1,197	1,166	1,099	1,129	1,111
Industrial	**781**	784	749	677	810	775
Other	**38**	39	40	36	32	30
Total revenue from customers	**$3,832**	$3,698	$3,569	$3,199	$3,385	$3,242
Wholesale	**23**	21	20	19	22	23
Retail open access/direct access	**53**	43	54	31	15	15
Intersystem	**64**	91	99	94	113	92
Miscellaneous	**59**	60	60	64	59	71
Total electric utility revenue	**$4,031**	$3,913	$3,802	$3,407	$3,594	$3,443
Fuel for electric generation	**$517**	$559	$520	$460	$483	$385
Purchased and interchange pow er	**1,425**	1,348	1,308	1,232	1,388	1,449
DEPRECIATION AND AMORTIZATION	**$459**	$412	$450	$441	$438	$397
OPERATING INCOME	**$743**	$712	$672	$488	$576	$413
NET INCOME	**$325**	$333	$303	$194	$271	$196
DELIVERIES (Million kWhs)						
System sales						
Residential	**12,901**	12,931	12,968	12,386	12,854	13,206
Commercial	**10,950**	10,903	11,026	11,211	11,969	12,384
Industrial	**9,685**	9,544	9,061	9,290	10,563	11,153
Other	**220**	224	235	230	225	231
Total sales to ultimate customers	**33,756**	33,602	33,290	33,117	35,611	36,974
Wholesale	**347**	332	325	328	333	496
Retail open access/direct access	**3,981**	3,901	4,079	2,326	1,541	1,364
Intersystem	**1,711**	1,349	1,394	1,277	1,176	1,329
Total electric system deliveries	**39,795**	39,184	39,088	37,048	38,661	40,163
AVERAGE ELECTRIC REVENUE (¢ per kWh)						
Residential	**13.84**	12.98	12.45	11.20	11.00	10.04
Commerical	**11.21**	10.98	10.58	9.80	9.43	8.98
Industrial	**8.06**	8.21	8.27	7.29	7.67	6.95
Other	**17.27**	17.41	17.02	15.65	14.22	12.99
Total	**11.35**	11.01	10.72	9.66	9.51	8.77
ELECTRIC CUSTOMERS BILLED (At December 31)						
Residential	**1,571,873**	1,571,319	1,569,183	1,566,980	1,584,752	1,575,386
Commercial	**206,627**	207,490	210,380	210,223	208,931	211,365
Industrial	**8,706**	8,691	8,881	8,770	8,505	8,619
Retail Open Access/Direct Access	**1,065**	1,078	1,095	861	642	642
Other	**1,320**	1,300	1,287	1,282	2,045	2,025
Total	**1,789,591**	1,789,878	1,790,826	1,788,116	1,804,875	1,798,037
AUTHORIZED RETURN ON EQUITY	**10.30%**	10.70%	10.70%	10.70%	10.70%	11.15%
EARNED RETURN ON EQUITY-FINANCIAL	**10.20%**	11.00%	10.60%	6.40%[1]	9.40%	7.50%
RATE BASE ($ Millions)	**$7,741**	$7,442	$6,815	$6,459	$6,175	$5,407
COOLING DEGREE DAYS [2]						
Normal degree days in calendar year	**607**	584	571	578	579	545
Actual degree days	**942**	767	884	379	542	773
Warmer (colder) than normal (%)	**55**	31	55	(34)	(6)	42
Increase (decrease) from normal in:						
Electric deliveries (millions of kWh)	**502**	513	855	(461)	146	736
HEADCOUNT (total utility)	**7,205**	7,435	7,522	7,755	7,697	7,614

[1] 9.1% excluding Big Rock Decommissioning refund

[2] CDD base 65 degrees, Lansing w eather station, normal equals average of preceding 15 year time period

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

30

Consumers Energy Electric Utility

Financial & Operating Statistics

Years Ended December 31	2012	2011	2010	2009	2008	2007
FUEL COST ($ per MMBtu)						
Coal	**2.98**	2.94	2.51	2.37	2.01	2.04
Oil	**19.08**	18.55	10.98	9.59	11.54	8.21
Gas	**3.16**	4.95	5.57	6.57	10.94	10.29
Nuclear	**0.00**	0.00	0.00	0.00	0.00	0.42
Weighted average for all fuels	**3.05**	3.18	2.71	2.56	2.47	2.07
FUEL COST FOR GENERATION (%)						
Coal	**84.9**	83.5	88.2	90.6	81.0	97.9
Oil	**1.5**	2.1	3.3	2.5	4.1	9.1
Gas	**13.6**	14.3	8.4	6.8	14.6	0.9
Nuclear	**0.0**	0.0	0.0	0.0	0.0	2.2
Nox allow ances	**0.0**	0.1	0.1	0.1	0.3	(10.1)
POWER GENERATED (Millions of kWhs)						
Coal	**14,027**	15,468	17,879	17,255	17,701	17,903
Oil	**6**	7	21	14	41	112
Gas	**3,003**	1,912	1,043	565	804	129
Nuclear	**0**	0	0	0	0	1,781
Renew able energy (hydro, w ind '12)	**433**	425	365	466	454	416
Net pumped storage [1]	**(295)**	(365)	(366)	(303)	(382)	(478)
Total net generation	**17,174**	17,447	18,942	17,997	18,618	19,863
Purchased and interchange:						
Non-utility generation	**14,539**	12,674	12,003	11,538	13,643	12,502
Net interchange pow er	**4,151**	6,825	6,045	6,925	6,653	8,009
Total net purchased and interchange pow er	**18,690**	19,499	18,048	18,463	20,296	20,511
Total net pow er supply	**35,864**	36,946	36,990	36,460	38,914	40,374
POWER GENERATED (%)						
Total net generation	**47.9**	47.2	51.2	49.4	47.8	49.2
Non-utility generation	**40.5**	34.3	32.5	31.6	35.1	31.0
Net interchange pow er	**11.6**	18.5	16.3	19.0	17.1	19.8
Total net purchased and interchange pow er	**52.1**	52.8	48.8	50.6	52.2	50.8
Total net pow er supply	**100.0**	100.0	100.0	100.0	100.0	100.0
NET DEMONSTRATED CAPABILITY AT PEAK (MW)						
Coal	**2,846**	2,823	2,828	2,850	2,850	2,841
Oil and gas	**1,795**	1,810	1,814	1,814	1,997	1,459
Combustion turbine	**348**	465	517	661	661	345
Nuclear	**0**	0	0	0	0	0
Renew able energy (hydro, w ind '12)	**176**	77	74	74	73	73
Pumped storage	**954**	955	955	955	955	955
Total ow ned generation	**6,119**	6,130	6,188	6,354	6,536	5,673
P&I pow er capability	**2,488**	2,458	3,058	2,600	3,050	3,627
Total ow ned and P&I	**8,607**	8,588	9,246	8,954	9,586	9,300
NET DEMONSTRATED CAPABILITY AT PEAK (%)						
Total ow ned generation	**71.1**	71.4	66.9	71.0	68.2	61.0
P&I pow er capability	**28.9**	28.6	33.1	29.0	31.8	39.0
Total ow ned and P&I	**100.0**	100.0	100.0	100.0	100.0	100.0
Peak load (MW) [2]	**9,006**	8,930	8,190	7,756	7,705	8,391
Reserve capacity (%)	**4**	4	11	17	22	12
Net demonstrated capacity, summer (MW)	**6,119**	6,091	6,151	6,353	6,353	5,673
Load factor (%) [3]	**48.7**	50.8	55.3	55.9	59.2	56.3

[1] Consumers' portion of the Ludington pumped storage facility
[2] Includes Retail Open Access customers
[3] Includes bundled service customers

CMS Energy Investor Relations **One Energy Plaza Jackson, MI 49201 517-788-2590** **www.cmsenergy.com**

31

Consumers Energy Gas Utility
Financial & Operating Statistics

Years Ended December 31	2012	2011	2010	2009	2008	2007
GAS REVENUE AND COST OF GAS ($ Millions)						
Residential	**$1,415**	$1,655	$1,677	$1,808	$1,971	$1,823
Commercial	**351**	438	449	511	598	552
Industrial	**65**	89	88	101	124	113
Other	**2**	3	3	3	5	6
Total sales revenue	**$1,833**	$2,185	$2,217	$2,423	$2,698	$2,494
Transportation fees	**58**	60	53	48	45	44
Miscellaneous	**91**	95	84	85	84	83
Total gas utility revenue	**$1,982**	$2,340	$2,354	$2,556	$2,827	$2,621
Cost of gas sold	**1,110**	1,438	1,516	1,778	2,079	1,918
Gas utility revenue net of cost of gas	**$872**	$902	$838	$778	$748	$703
DEPRECIATION, DEPLETION AND AMORTIZATION	**$133**	$130	$122	$118	$136	$127
OPERATING INCOME	**$240**	$272	$252	$201	$190	$170
NET INCOME	**$110**	$130	$127	$96	$89	$87
SALES AND DELIVERIES (Bcf)						
Residential	**139**	157	152	163	171	167
Commercial	**44**	50	47	52	57	55
Industrial	**9**	11	10	11	12	12
Other	**-**	-	-	-	-	-
Total gas sales [1]	**192**	218	209	226	240	234
Gas transportation deliveries	**137**	119	108	93	98	107
Total gas sales and transportation deliveries	**329**	337	317	319	338	341
GAS CUSTOMERS BILLED (at December 31)						
Residential	**1,582,123**	1,579,835	1,576,520	1,574,246	1,577,863	1,580,586
Commercial	**118,781**	118,215	117,860	118,199	118,870	119,703
Industrial	**6,437**	6,721	6,938	7,073	6,961	7,014
Transportation	**3,347**	3,179	3,005	2,725	2,507	2,495
Total customers	**1,710,688**	1,707,950	1,704,323	1,702,243	1,706,201	1,709,798
AVERAGE GAS REVENUE ($ per Mcf)						
Residential	**$10.18**	$10.54	$11.03	$11.09	$11.53	$10.93
Commercial	**7.98**	8.76	9.59	9.83	10.49	10.09
Industrial	**7.22**	8.09	9.17	9.18	10.33	9.62
Transportation [2]	**0.87**	0.82	0.82	0.82	0.70	0.68
GAS SUPPLY (MMcf)						
Gas Cost Recovery	**133,741**	188,177	170,575	206,866	208,296	216,843
Gas Customer Choice	**55,547**	48,224	38,806	31,498	24,177	19,520
Total	**189,288**	236,401	209,381	238,364	232,473	236,363
WORKING GAS STORAGE CAPACITY (Bcf)	**143**	142	142	142	142	143
AVERAGE COST OF GAS SOLD ($ per Mcf) [3]						
Gas Cost Recovery	**$5.40**	$6.02	$6.73	$7.66	$8.36	$7.91
Gas Customer Choice	**5.08**	6.30	7.27	7.98	9.99	9.79
AUTHORIZED RETURN ON EQUITY	**10.30%**	10.50%	10.55%	10.55%	10.55%	10.75%
EARNED RETURN ON EQUITY-FINANCIAL	**8.60%**	10.50%	10.90%	9.90%	9.20%	9.20%
RATE BASE ($ Millions)	**$3,138**	$3,110	$2,867	$2,778	$2,638	$2,444
HEATING DEGREE DAYS [4]						
Normal degree days in calendar year	**6,626**	6,678	6,731	6,732	6,741	6,767
Actual degree days	**5,714**	6,606	6,305	6,913	6,965	6,548
Colder (warmer) than normal (%)	**(13.8)**	(1.1)	(6.3)	2.7	3.3	(3.2)
Increase (decrease) from normal in:						
Gas deliveries (Bcf)	**(22.9)**	(0.4)	(6.4)	4.8	4.1	(6.3)

[1] Includes Gas Customer Choice sales
[2] Average gas revenue for transportation excludes amounts related to MCV and off-system transportation
[3] Includes pipeline transportation charges
[4] HDD base 65 degrees, seven weather station average, normal equals average of preceding 15 year time period

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

32

33 Investor Relationswww.cmsenergy.comOne Energy Plaza Jackson, MI 49201 517-788-2590Enterprises Power(GraylingMichigan Power(KalamazooRiver)CravenGeneseeDIGEnerBank ProductionTotal MW1,035 (net owned) 1,135PlantCravenDIGFiler GasCoalWoodWoodNatural GasOwnershipInterest50%100505050100GrossCapacity50710734038224In-ServiceYear199020011990199619921999CapacityUnder LTContract100%3910010010047StateNCMIMIMIMIMIAs December 31, 2012

Reconciliation

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008		2009	2010	2011	2012
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20		$0.91	$1.28	$1.58	$1.42

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05		0.33	0.03	0.00	0.17
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)		0.09	(0.03)	(0.11)	(0.01)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)		0.01	*	(0.01)	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(	*)	(0.08)	0.08	(0.01)	(0.03)
Asset impairment charges, net	—	—	1.82	0.76	0.60	—		—	—	—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—		—	—	—	—

Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21	(a)	$1.26	$1.36	$1.45	$1.55
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA		NA	NA	NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2011	2012	2013	2014	2015	2016	2017
Consumers Operating Income + Depreciation & Amortization	$1,527	$1,635	$1,735	$1,821	$1,948	$2,011	$2,113
Enterprises Project Cash Flows	24	17	20	29	37	44	56

Gross Operating Cash Flow	$1,551	$1,652	$1,755	$1,850	$1,985	$2,055	$2,169
Other operating activities including taxes, interest payments and working capital	(382)	(411)	(405)	(400)	(435)	(805)	(819)

Net cash provided by operating activities	$1,169	$1,241	$1,350	$1,450	$1,550	$1,250	$1,350

Consumers Energy

2013 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax	Interest	Other Working	Capital	Securitization	Preferred	Common	Consolidated Statements of Cash Flows
Description	non-GAAP Amount	Sharing Operating	Payments as Operating	Capital as Investing	Lease Pymts as Financing	Debt Pymts as Financing	Dividends as Financing	Dividends as Financing	GAAP Amount	Description
Cash at year end 2012	$5	$—	$—	$—	$—	$—	$—	$—	$5	Cash at year end 2012
Sources
Operating (dep & amort $620)	$1,770
Other working capital	(70)

Sources	$1,700	$(135)	$(218)	$(108)	$28	$41	$—	$—	$1,308	Net cash provided by operating activities
Uses
Interest and preferred dividend	$(220)
Capital expenditures [a]	(1,375)
Dividends and tax sharing $(135) to CMS	(545)
Pension Contribution	(49)

Uses	$(2,189)	$135	$218	$108	$—	$—	$2	$410	$(1,316)	Net cash provided by investing activities

Cash flow	$(489)	$—	$—	$—	$28	$41	$2	$410	$(8)	Cash flow from operating and investing activities

Financing
Equity	$150
New Issues	325
Retirements	—
Net short-term financing & other	35

Financing	$510	$—	$—	$—	$(28)	$(41)	$(2)	$(410)	$29	Net cash provided by financing activities

Net change in cash	$21	$—	$—	$—	$—	$—	$—	$—	$21	Net change in cash

Cash at year end 2013	$26	$—	$—	$—	$—	$—	$—	$—	$26	Cash at year end 2013

a Includes cost of removal and capital leases

CMS Energy Parent

2013 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

	Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest	Overheads &	Other		Cash From	Consolidated Statements of Cash Flows
Description	non-GAAP Amount	Payments as Operating	Tax Payments as Operating	Uses (a) as Operating		Consolidated Companies	GAAP Amount	Description
Cash at year end 2012	$53	$—	$—	$—		$35	$88	Cash at year end 2012

Sources
Consumers Energy dividends/tax sharing	$545
Enterprises	20

Sources	$565	$(135)	$(15)		$(9)	$23	$429	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(135)
Overhead and Federal tax payments	(15)
Equity infusions	(150)
Pension Contribution	(1)

Uses (a)	$(310)	$135	$15	$9		$(86)	$(237)	Net cash provided by investing activities

Cash flow	$255	$—	$—	$—		$(63)	$192	Cash flow from operating and investing activities

Financing and dividends
New Issues	$250
Retirements	—
DRP, continuous equity	35
Net short-term financing & other	(5)
Common dividend	(270)

Financing	$10	$—	$—	$—		$72	$82	Net cash provided by financing activities

Net change in cash	$265	$—	$—	$—		$9	$274	Net change in cash

Cash at year end 2013	$318	$—	$—	$—		$44	$362	Cash at year end 2013

(a)	Includes other

Consolidated CMS Energy

2013 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

Statements of Cash Flows			Eliminations/Reclassifications to Arrive at the Consolidated Statement of Cash Flows			Consolidated Statements of Cash Flows
			Consumers Common Dividend as Financing	Consumers Preferred Dividend as Operating	Equity Infusions to Consumers
	Consumers Amount	CMS Parent Amount
Description						Amount	Description
Cash at year end 2012	$5	$88	$—	$—	$—	$93	Cash at year end 2012
Net cash provided by operating activities	$1,308	$429	$(410)	$(2)	$—	$1,325	Net cash provided by operating activities
Net cash provided by investing activities	(1,316)	(237)	—	—	150	(1,403)	Net cash provided by investing activities

Cash flow from operating and investing activities	$(8)	$192	$(410)	$(2)	$150	$(78)	Cash flow from operating and investing activities
Net cash provided by financing activities	$29	$82	$410	$2	$(150)	$373	Net cash provided by financing activities

Net change in cash	$21	$274	$—	$—	$—	$295	Net change in cash

Cash at year end 2013	$26	$362	$—	$—	$—	$388	Cash at year end 2013